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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  July 22, 1998
                                                                  -------------


                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Colorado                       0-21736                      84-1158484
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(State or other juris-         (Commission File Number)     (I.R.S. Employer
diction of incorporation)                                   Identification No.)

240 Main St., Box S
Black Hawk, Colorado                                           80422
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:         (303) 582-1117
                                                            --------------


                                     Change

                                 Former Address:

                                17301 West Colfax
                             Golden, Colorado 80401



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Item 5.       Other Events.

         (1.) On July 22, 1998 Black Hawk Gaming & Development Company, Inc. announced that it has filed for a casino license in St. Croix, U.S. Virgin Islands and has entered into a joint venture and development agreement with certain private companies in St. Croix known as the DCI Group to pursue this endeavor as more specifically described in the July 22, 1998 press release attached hereto as an Exhibit.


Item 7.       Financial Statements and Exhibits

(a).          Financial Statements                               None

              Description                 Exhibit Number         Description
              -----------                 --------------         -----------
              Exhibits filed herewith         10.1.98            July 22, 1998
                                                                 Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               BLACK HAWK GAMING &
                                               DEVELOPMENT COMPANY, INC.




                                               By:      /s/ Stephen R.Roark
                                               --------------------------------
                                               Stephen R. Roark, President


Date:    July 23, 1998



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                                 EXHIBIT INDEX

 Exhibit Number                   Description
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     10.1.98             July 22, 1998 Press Release